CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 21, 2002 on the financial statements of the Needham Funds, Inc. (the "Fund") (comprising, respectively, the Needham Growth Fund and the Needham Aggressive Growth Fund portfolios) for the year ended December 31, 2001 and to all references to our Firm included in or made part of the registration statement of the Fund filed on form N-1A (Amendments No. 11 and 13), Investment Company Act File No. 811-9114 with the Securities and Exchange Commission.

/s/ ARTHUR ANDERSEN LLP

New York, New York
April 19, 2002